                                                                    Exhibit 99.6

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                         $300,471,703
Aggregate Original
   Principal Balance                         $300,500,609
Number of Mortgage Loans                            1,464

                                  MINIMUM       MAXIMUM          AVERAGE (1)
                                ----------   ------------   --------------------
Original Principal Balance        $47,000      $976,000           $205,260
Outstanding Principal Balance     $47,000      $976,000           $205,240

                                  MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                ----------   ------------   --------------------
Original Term (mos)                  360              360             360
Stated remaining Term (mos)          355              360             359
Loan Age (mos)                         0                5               1
Current Interest Rate              5.875%          10.750%          7.895%
Initial Interest Rate Cap(4)       3.000%           3.000%          3.000%
Periodic Rate Cap(4)               1.000%           1.000%          1.000%
Gross Margin(4)                    0.500%           9.750%          6.870%
Maximum Mortgage Rate(4)          11.875%          16.750%         13.895%
Minimum Mortgage Rate(4)           5.875%          10.750%          7.895%
Months to Roll(4)                     21               83              28
Original Loan-to-Value             22.73%          100.00%          80.37%
Combined Loan-to-Value             22.73%          100.00%          97.00%
Credit Score (3)                     525              809             653

                                 EARLIEST       LATEST
                                ----------   ------------
Maturity Date                   04/01/2036    09/01/2036

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%
2nd Lien                             0.00%

OCCUPANCY
Primary                             98.35%
Second Home                          0.18%
Investment                           1.47%

LOAN TYPE
Fixed Rate                           0.00%
ARM                                100.00%

AMORTIZATION TYPE
Fully Amortizing                    10.86%
Interest Only                       13.34%
15/30 Balloon                        0.00%
30/40 Balloon                        2.38%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2004                                 0.00%
2005                                 0.00%
2006                               100.00%

LOAN PURPOSE
Purchase                            80.78%
Refinance - Rate Term                2.16%
Refinance - Cashout                 17.06%

PROPERTY TYPE
Single Family Residence             71.38%
Condominium                          6.49%
Planned Unit Development            17.77%
2-4 Family                           4.37%
Townhouse                            0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 5.501% to  6.000%              2       316,547      0.11      5.933      672      158,274      77.30     53.53    100.00   53.89
 6.001% to  6.500%             29     7,412,132      2.47      6.441      706      255,591      77.31     48.56     98.48   52.25
 6.501% to  7.000%            220    56,649,039     18.85      6.894      691      257,496      77.38     46.02     61.15   29.94
 7.001% to  7.500%            288    63,732,842     21.21      7.327      672      221,295      77.86     46.99     56.04   13.08
 7.501% to  8.000%            307    64,603,687     21.50      7.831      648      210,435      78.24     45.74     63.40   11.12
 8.001% to  8.500%            199    38,634,257     12.86      8.319      639      194,142      79.20     45.31     50.39    5.65
 8.501% to  9.000%            183    33,766,250     11.24      8.787      625      184,515      82.30     43.75     52.96    3.82
 9.001% to  9.500%            103    14,834,023      4.94      9.316      600      144,020      92.55     43.21     84.24    0.00
 9.501% to 10.000%            109    17,056,455      5.68      9.776      593      156,481      93.72     42.04     86.40    0.56
10.001% to 10.500%             15     2,195,343      0.73     10.306      590      146,356      97.13     37.61     87.16    0.00
10.501% to 11.000%              9     1,271,130      0.42     10.723      596      141,237     100.00     49.47    100.00    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13    3.34
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                  1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS   OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  ----------  -----------  --------  --------  -------  -------
$50,000 or less                 4       196,006      0.07      8.531          615     49,001      52.78     28.49     49.49     0.00
$50,001 to $100,000           258    20,764,632      6.91      8.473          628     80,483      82.46     41.40     84.54     3.14
$100,001 to $150,000          373    46,557,754     15.49      8.153          638    124,820      81.68     43.94     75.15     4.75
$150,001 to $200,000          276    48,405,474     16.11      7.930          645    175,382      80.75     45.34     71.64     7.26
$200,001 to $250,000          164    36,384,747     12.11      7.973          650    221,858      81.53     45.91     61.14     7.30
$250,001 to $300,000          119    32,580,346     10.84      7.772          659    273,784      80.33     46.24     53.02    15.12
$300,001 to $350,000           86    27,925,260      9.29      7.781          664    324,712      78.93     46.09     50.18    13.05
$350,001 to $400,000           58    21,939,921      7.30      7.652          661    378,275      79.13     48.35     46.42    31.22
$400,001 to $450,000           38    16,137,619      5.37      7.722          665    424,674      78.67     48.04     44.81    18.57
$450,001 to $500,000           30    14,179,256      4.72      7.920          666    472,642      79.69     45.42     46.81    20.28
$500,001 to $550,000           21    10,954,434      3.65      7.695          664    521,640      79.76     46.44     47.64    23.63
$550,001 to $600,000           16     9,246,619      3.08      7.449          667    577,914      78.43     47.60     49.98    31.10
$600,001 to $650,000            7     4,488,994      1.49      7.447          688    641,285      77.20     46.41     57.81    42.25
$650,001 to $700,000            5     3,391,898      1.13      7.571          678    678,380      81.96     43.84     60.12    20.05
$700,001 to $750,000            2     1,467,750      0.49      7.194          682    733,875      77.53     33.40    100.00     0.00
$750,001 to $800,000            3     2,321,055      0.77      7.538          621    773,685      77.58     47.21    100.00     0.00
$800,001 to $850,000            2     1,664,644      0.55      7.183   710.818246    832,322      77.52     43.16    100.00    50.46
$850,001 to $900,000            1       889,295      0.30      6.750          689    889,295      75.00     43.85    100.00   100.00
$900,001 to $950,000            0             0        --         --            0          0         --        --      0.00     0.00
$950,001 to $1,000,000          1       976,000      0.32      7.750          688    976,000      80.00     41.89    100.00     0.00
                            -----   -----------    ------      -----   ----------    -------      -----     -----    ------   ------
TOTAL:                      1,464   300,471,703    100.00      7.895          653    205,240      80.37     45.48     62.13    13.34
                            =====   ===========    ======      =====   ==========    =======      =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                         NUMBER    AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                           OF      PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES             LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------  --------  -----------  -----------  -----------  --------  -----------  --------  --------  -------  -------
2/28 LIBOR Loans           276     57,058,174  18.98953333  7.672032794     669      206,733      80.67     44.91    54.66    59.93
2/28 LIBOR
  Loans (40 Year
  Amortization)             32      5,769,080         1.92        8.204     651      180,284      83.28     45.01    71.44     0.00
2/28 LIBOR
  Loans (45 Year
  Amortization)            521    120,977,112        40.26        7.856     653      232,202      79.57     45.51    53.32     0.00
3/27 LIBOR Loans            86     11,637,743         3.87        8.226     644      135,323      82.97     42.29    76.36    24.52
3/27 LIBOR
  Loans (40 Year
  Amortization)              8      1,054,109         0.35        8.842     643      131,764      90.10     38.35    64.83     0.00
3/27 LIBOR
  Loans (45 Year
  Amortization)            499     95,340,026        31.73        8.062     640      191,062      80.81     46.32    74.90     0.00
5/25 LIBOR Loans            16      4,043,480         1.35        7.115     695      252,717      78.22     45.42    84.87    75.27
5/25 LIBOR
  Loans (40 Year
  Amortization)              2        329,731         0.11        7.552     646      164,865      79.98     45.65    68.34     0.00
5/25 LIBOR
  Loans (45 Year
  Amortization)             20      3,364,750         1.12        7.549     699      168,237      78.13     46.93    50.76     0.00
7/23 LIBOR
  Loans (45 Year
  Amortization)              4        897,500         0.30        7.344     690      224,375      76.47     35.44    60.17     0.00
                         -----    -----------       ------        -----     ---      -------      -----     -----    -----    -----
TOTAL:                   1,464    300,471,703       100.00        7.895     653      205,240      80.37     45.48    62.13    13.34
                         =====    ===========       ======        =====     ===      =======      =====     =====    =====    =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              246    32,645,298     10.86      8.327      636      132,704      83.63     42.33    74.07      0.00
Balloon                     1,086   227,732,307     75.79      7.948      649      209,698      80.20     45.79    62.88      0.00
60 Month Interest-Only        132    40,094,098     13.34      7.243      691      303,743      78.69     46.31    48.20    100.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    ------
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13     13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         9     1,093,761      0.36      9.363      598      121,529      86.12     39.75     72.48    0.00
Arizona                        38     7,080,277      2.36      7.934      635      186,323      80.47     42.78     78.58    0.00
Arkansas                        2       168,839      0.06      7.506      638       84,419      74.98     38.62    100.00    0.00
California                    311   105,684,612     35.17      7.486      670      339,822      78.03     47.26     45.58   27.99
Colorado                       84    13,151,131      4.38      7.635      643      156,561      80.11     46.41     78.38    4.77
Connecticut                     4       780,986      0.26      8.611      677      195,247      81.51     39.71     18.31    0.00
Florida                       100    20,476,015      6.81      7.813      664      204,760      79.35     43.99     43.03   13.09
Georgia                        85    12,809,884      4.26      8.631      616      150,705      85.78     45.27     95.29    0.00
Idaho                          40     5,479,387      1.82      8.192      643      136,985      77.60     44.18     57.07    4.28
Illinois                       11     2,231,812      0.74      8.942      626      202,892      84.07     44.05     64.01    7.53
Indiana                         6       619,584      0.21      8.972      603      103,264      91.67     35.72    100.00    0.00
Iowa                           11     1,275,426      0.42      8.763      610      115,948      86.59     42.69    100.00    0.00
Kansas                         27     3,693,501      1.23      8.293      637      136,796      82.14     43.41     76.74    0.00
Kentucky                       12     1,021,049      0.34      8.137      629       85,087      84.30     43.34     72.27    0.00
Maine                           3       229,513      0.08      7.966      710       76,504      77.09     35.43     72.55    0.00
Maryland                       21     5,833,241      1.94      8.494      618      277,773      80.06     46.60     62.62    0.00
Massachusetts                  23     7,127,340      2.37      8.456      649      309,884      80.58     46.43     89.06    0.00
Michigan                       28     3,803,818      1.27      8.498      667      135,851      85.62     37.62     52.22    0.00
Minnesota                      18     3,416,172      1.14      7.837      648      189,787      81.20     39.40     67.05   10.21
Mississippi                     2       304,855      0.10      8.792      582      152,427      83.77     37.73    100.00    0.00
Missouri                       19     2,268,728      0.76      7.895      651      119,407      79.18     44.26     62.39    5.61
Nebraska                       13     1,286,329      0.43      8.270      618       98,948      82.80     39.13     94.53    0.00
Nevada                         38     8,893,920      2.96      7.827      657      234,051      79.86     47.40     80.28    1.89
New Jersey                     21     3,662,922      1.22      8.484      629      174,425      83.94     46.48     94.36    5.05
North Carolina                 60     7,993,747      2.66      8.694      610      133,229      85.37     42.38     96.05    0.00
Ohio                           92    10,917,334      3.63      8.548      632      118,667      88.28     41.35     75.18    4.45
Oklahoma                       14     1,286,923      0.43      8.434      635       91,923      80.82     41.11     79.90    0.00
Oregon                         57    11,674,978      3.89      8.003      657      204,824      80.90     45.88     73.66   10.63
Pennsylvania                   19     2,315,908      0.77      8.012      656      121,890      82.37     43.56     62.39    0.00
Rhode Island                    4       759,007      0.25      7.132      653      189,752      76.85     46.42    100.00    0.00
South Carolina                 15     1,788,177      0.60      8.972      612      119,212      89.98     38.54    100.00    7.31
Tennessee                      26     3,295,224      1.10      7.606      651      126,739      76.42     47.63     93.32   18.69
Utah                           25     3,315,884      1.10      7.639      654      132,635      79.00     46.52     74.62    8.42
Virginia                       20     3,324,669      1.11      7.969      628      166,233      78.69     43.28     92.79    0.00
Washington                    159    35,913,615     11.95      7.881      657      225,872      80.52     46.26     54.85    7.58
Wisconsin                      30     3,420,826      1.14      8.397      644      114,028      81.95     43.39     83.55   14.69
Wyoming                        17     2,072,312      0.69      8.154      619      121,901      82.70     40.18     88.50    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  7       592,052      0.20      8.180      624       84,579      35.73     37.49     65.20   24.49
50.01% to 55.00%                1       112,750      0.04      6.500      734      112,750      55.00     39.95      0.00    0.00
55.01% to 60.00%                6     1,266,993      0.42      6.916      658      211,165      58.12     45.57     72.38    0.00
60.01% to 65.00%               16     1,872,381      0.62      7.524      645      117,024      63.66     39.03     79.72   21.36
65.01% to 70.00%               19     4,255,269      1.42      7.789      638      223,962      69.11     43.50     64.33    8.70
70.01% to 75.00%              388    82,809,818     27.56      7.599      651      213,427      74.89     46.56     64.13   12.02
75.01% to 80.00%              774   168,528,338     56.09      7.705      665      217,737      79.94     45.81     54.18   16.67
80.01% to 85.00%               20     4,550,619      1.51      8.887      625      227,531      84.74     44.05     54.17    0.00
85.01% to 90.00%               28     6,094,214      2.03      8.597      640      217,651      89.45     40.52     69.49   10.56
90.01% to 95.00%               12     1,865,549      0.62      9.353      600      155,462      94.79     39.10    100.00    0.00
95.01% to 100.00%             193    28,523,719      9.49      9.558      599      147,791     100.00     43.02     98.77    1.70
                            -----   -----------    ------      -----      ---      -------     ------     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  7       592,052      0.20      8.180      624       84,579      35.73     37.49    65.20    24.49
50.01% to 55.00%                1       112,750      0.04      6.500      734      112,750      55.00     39.95     0.00     0.00
55.01% to 60.00%                6     1,266,993      0.42      6.916      658      211,165      58.12     45.57    72.38     0.00
60.01% to 65.00%               15     1,772,331      0.59      7.525      645      118,155      63.72     38.11    78.57    22.57
65.01% to 70.00%               17     3,771,919      1.26      7.754      632      221,878      68.99     43.21    69.38     9.81
70.01% to 75.00%               26     5,643,593      1.88      8.038      622      217,061      73.91     43.58    63.61     5.23
75.01% to 80.00%               44    10,722,437      3.57      8.281      623      243,692      79.24     41.18    72.92     8.62
80.01% to 85.00%               23     5,509,643      1.83      8.557      638      239,550      83.24     45.31    62.15     7.21
85.01% to 90.00%               37    10,399,620      3.46      8.352      641      281,071      84.17     44.09    64.29    12.38
90.01% to 95.00%               44    11,379,111      3.79      7.791      656      258,616      81.44     44.92    71.18    24.22
95.01% to 100.00%           1,244   249,301,254     82.97      7.856      656      200,403      80.81     45.90    60.88    13.45
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 23     3,828,314      1.27      8.218      633      166,448      81.59     16.29     78.27    0.00
20.01% to 25.00%               30     4,143,331      1.38      8.117      642      138,111      80.61     22.87     82.16    6.14
25.01% to 30.00%               55     9,362,795      3.12      8.117      640      170,233      80.02     27.80     69.38    6.03
30.01% to 35.00%               98    14,234,083      4.74      8.227      638      145,246      81.87     32.95     68.80   12.40
35.01% to 40.00%              163    31,198,310     10.38      7.983      652      191,401      81.57     37.94     65.30   12.45
40.01% to 45.00%              241    47,504,333     15.81      8.031      653      197,113      81.88     42.73     58.84   15.00
45.01% to 50.00%              434   101,898,753     33.91      7.886      662      234,790      79.81     48.05     41.30   16.01
50.01% to 55.00%              346    73,164,446     24.35      7.728      650      211,458      79.67     52.35     80.28   12.10
55.01% to 60.00%               73    14,977,462      4.98      7.579      635      205,171      78.72     55.41     98.18    8.92
60.01% or greater               1       159,877      0.05      6.917      656      159,877      80.00     60.46    100.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,208   242,730,318     80.78      7.875      656      200,936      80.64     45.76    59.70    13.90
Refinance - Cashout           228    51,261,463     17.06      7.992      642      224,831      79.02     43.97    71.11    12.17
Refinance - Rate Term          28     6,479,922      2.16      7.900      641      231,426      80.90     46.87    82.34     1.73
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                1077   214,461,729     71.38      7.907      651      199,129      80.49     45.38    61.22    13.07
Planned Unit Development      237    53,388,863     17.77      7.848      653      225,269      80.53     45.53    69.69    12.97
Condo                         106    19,487,214      6.49      7.924      666      183,842      79.38     45.37    48.90    13.48
Two- to Four-Family            44    13,133,897      4.37      7.857      669      298,498      79.17     47.07    65.93    19.19
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            996   186,696,852     62.13      7.937      636      187,447      81.46     45.62    100.00   10.35
Stated                        445   108,558,313     36.13      7.827      681      243,951      78.56     45.29      0.00   18.55
Low                            23     5,216,539      1.74      7.815      655      226,806      78.95     44.49      0.00   12.17
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      1430   295,502,891     98.35      7.885      653      206,645      80.36     45.52    62.14    13.36
Investment                     31     4,419,069      1.47      8.472      668      142,551      80.98     42.93    66.54    13.86
Second Home                     3       549,744      0.18      8.763      661      183,248      78.26     46.09    21.20     0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             127    29,453,511      9.80      8.033      658     231,917.41    80.79     44.83     63.52   10.77
1                             918   193,189,818     64.30      7.878      656     210,446.43    80.70     44.95     57.38   14.91
2                             395    71,651,335     23.85      7.886      644     181,395.79    79.61     46.86     71.61   11.33
3                              23     6,070,752      2.02      7.921      626     263,945.74    76.76     48.95     94.32    0.00
5                               1       106,286      0.04      6.990      660     106,286.42    74.98     54.58    100.00    0.00
                            -----   -----------    ------      -----      ---     ----------    -----     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653        205,240    80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===     ==========    =====     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          320    55,817,171     18.58      8.588      626      174,429      83.08     44.30    83.45     3.31
6 Months                       27     3,693,501      1.23      8.293      637      136,796      82.14     43.41    76.74     0.00
12 Months                      97    30,640,269     10.20      7.817      666      315,879      79.01     45.59    47.09    20.47
24 Months                     605   133,184,651     44.33      7.693      661      220,140      79.73     45.88    53.54    19.42
36 Months                     415    77,136,111     25.67      7.757      654      185,870      79.97     45.70    66.82     7.93
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48    62.13    13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                      0             0        --         --        0            0         --        --      0.00    0.00
501 to 525                      1       166,500      0.06      9.625      525      166,500      75.00     35.24    100.00    0.00
526 to 550                     14     1,979,535      0.66      9.083      541      141,395      87.11     38.35    100.00    0.00
551 to 575                     50     8,153,254      2.71      8.848      566      163,065      83.87     41.60     88.94    0.00
576 to 600                    236    39,337,714     13.09      8.922      589      166,685      86.76     43.98     93.84    0.44
601 to 625                    251    42,550,782     14.16      8.345      614      169,525      82.16     46.80     90.56    2.04
626 to 650                    285    57,231,312     19.05      7.942      639      200,812      78.59     45.22     66.80    6.98
651 to 675                    238    51,935,466     17.28      7.726      663      218,216      78.08     46.11     49.22   14.48
676 to 700                    190    51,222,018     17.05      7.286      687      269,590      78.49     45.86     41.54   25.44
701 to 725                    103    26,118,942      8.69      7.209      711      253,582      79.26     45.58     34.15   32.13
726 to 750                     45    11,457,610      3.81      7.273      737      254,614      78.93     45.94     34.02   29.37
751 to 775                     38     7,626,300      2.54      7.133      763      200,692      79.33     45.84     35.87   22.13
776 to 800                     11     2,372,269      0.79      7.253      782      215,661      80.89     46.26     51.72   44.81
801 to 825                      2       320,000      0.11      7.106      807      160,000      80.00     46.54      0.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.000% or less                  1       216,779      0.07      9.990      600      216,779      80.00     47.61      0.00    0.00
3.001% to 3.500%                0             0        --         --        0            0         --        --      0.00    0.00
3.501% to 4.000%                0             0        --         --        0            0         --        --      0.00    0.00
4.001% to 4.500%                0             0        --         --        0            0         --        --      0.00    0.00
4.501% to 5.000%                2       316,547      0.11      5.933      672      158,274      77.30     53.53    100.00   53.89
5.001% to 5.500%               30     7,444,368      2.48      6.485      703      248,146      77.28     48.52     99.19   52.02
5.501% to 6.000%              202    49,925,554     16.62      6.904      689      247,156      77.25     45.43     65.95   30.63
6.001% to 6.500%              301    67,462,548     22.45      7.296      677      224,128      77.87     47.04     51.70   15.08
6.501% to 7.000%              318    69,339,081     23.08      7.869      647      218,047      78.53     45.81     66.55   10.36
7.001% to 7.500%              212    40,430,889     13.46      8.323      638      190,712      79.10     45.56     47.62    4.98
7.501% to 8.000%              194    34,688,902     11.54      8.820      623      178,809      82.96     43.69     55.11    3.72
8.001% to 8.500%              104    15,932,122      5.30      9.419      597      153,193      93.87     43.78     88.08       0
8.501% to 9.000%               88    13,361,602      4.45      9.799      592      151,836      95.02     40.88     85.01    0.71
9.001% or greater              12     1,353,311      0.45     10.374      595      112,776     100.00     42.56     94.68       0
                            -----   -----------    ------      -----      ---      -------     ------     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              2       316,547      0.11      5.933      672      158,274      77.30     53.53    100.00   53.89
12.001% to 12.500%             29     7,412,132      2.47      6.441      706      255,591      77.31     48.56     98.48   52.25
12.501% to 13.000%            220    56,649,039     18.85      6.894      691      257,496      77.38     46.02     61.15   29.94
13.001% to 13.500%            288    63,732,842     21.21      7.327      672      221,295      77.86     46.99     56.04   13.08
13.501% to 14.000%            307    64,603,687     21.50      7.831      648      210,435      78.24     45.74     63.40   11.12
14.001% to 14.500%            199    38,634,257     12.86      8.319      639      194,142      79.20     45.31     50.39    5.65
14.501% to 15.000%            183    33,766,250     11.24      8.787      625      184,515      82.30     43.75     52.96    3.82
15.001% to 15.500%            103    14,834,023      4.94      9.316      600      144,020      92.55     43.21     84.24    0.00
15.501% to 16.000%            109    17,056,455      5.68      9.776      593      156,481      93.72     42.04     86.40    0.56
16.001% to 16.500%             15     2,195,343      0.73     10.306      590      146,356      97.13     37.61     87.16    0.00
16.501% to 17.000%              9     1,271,130      0.42     10.723      596      141,237     100.00     49.47    100.00    0.00
                            -----   -----------    ------      -----      ---      -------     ------     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======     ======     =====    ======   =====

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------

June 2008                       7     1,808,370      0.60      7.949      652      258,339      75.34     48.23    100.00    0.00
July 2008                     182    35,880,185     11.94      7.768      654      197,144      78.87     46.70     63.58   21.25
August 2008                   564   127,679,539     42.49      7.785      660      226,382      80.22     45.01     50.29   19.57
September 2008                 76    18,436,272      6.14      8.049      655      242,583      81.40     44.35     59.58    8.61
April 2009                      1       106,286      0.04      6.990      660      106,286      74.98     54.58    100.00    0.00
June 2009                      16     4,262,382      1.42      7.909      615      266,399      77.37     49.26     91.91    0.00
July 2009                     203    34,220,365     11.39      8.021      633      168,573      80.49     47.23     79.93    0.88
August 2009                   327    59,760,920     19.89      8.132      644      182,755      81.98     44.73     71.81    3.38
September 2009                 46     9,681,925      3.22      8.132      659      210,477      79.92     45.85     69.05    5.52
July 2011                      10     1,550,786      0.52      7.622      664      155,079      77.13     42.68     73.56   12.64
August 2011                    23     4,851,859      1.61      7.290      702      210,950      78.48     47.76     65.62   37.02
September 2011                  5     1,335,315      0.44      7.092      703      267,063      78.74     43.96     77.91   78.71
August 2013                     4       897,500      0.30      7.344      690      224,375      76.47     35.44     60.17    0.00
                            -----   -----------    ------      -----      ---      -------     ------     -----    ------   -----
TOTAL:                      1,464   300,471,703    100.00      7.895      653      205,240      80.37     45.48     62.13   13.34
                            =====   ===========    ======      =====      ===      =======     ======     =====    ======   =====